UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 24, 2020 (February 24, 2020)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Non-voting Common Stock, par value $.01 per share	EZPW	NASDAQ Stock Market	(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)(c)
Jason A. Kulas has been appointed President and Chief Financial Officer (principal financial officer), effective February 28, 2020. A copy of the Company’s press release, dated February 24, 2020, announcing such appointment is furnished as Exhibit 99.1 to this report.

Mr. Kulas, age 49, has over 25 years of experience in financial analysis, investment banking and executive-level finance and operations roles with a variety of companies, most recently Santander Consumer USA Inc., a NYSE listed full-service consumer finance company focused on vehicle finance and third-party servicing, where he served as Chief Executive Officer (2015 to 2017), director (2007 to 2012 and 2015 to 2017), President (2013 to 2015) and Chief Financial Officer (2007 to 2015). Prior to joining Santander Consumer USA, Mr. Kulas was a Managing Director in Investment Banking with J.P. Morgan Chase & Co., where he was employed from 1995 to 2007. He has also served as an Adjunct Professor of Marketing at Texas Christian University and as an analyst at Dun & Bradstreet. Since leaving Santander Consumer USA in 2017, Mr. Kulas has been a private investor and business advisor. He currently serves on the board of directors of Exeter Finance, an auto finance portfolio company of The Blackstone Group, and has served as a Senior Advisor to Warburg Pincus International LLC and a board member of CityLift Parking.
Mr. Kulas has been serving as an independent member of the Company’s Board of Directors since April 2019 and a member of the Audit Committee since July 2019. In connection with his appointment as President and Chief Financial Officer, Mr. Kulas will resign from his position on the Board of Directors, including its committees.
As President and Chief Financial Officer, Mr. Kulas will receive the following compensation:

•	Annual base salary of $700,000.

•
Annual short-term incentive (STI) bonus target of 125% of base salary. The STI bonus for fiscal 2020 will be guaranteed at no less than the target amount, with 50% of the target amount being paid in the form of a restricted stock award that vests on the first anniversary of Mr. Kulas’ start date, and the remaining amount being paid in cash at the time that fiscal 2020 STI bonuses are payable to the other executive officers.

•
Annual long-term incentive (LTI) award target of 100% of base salary. Currently, the Company’s LTI awards are made in the form of performance-based restricted stock units that vest at the end of a three-year performance period subject to the achievement of specified performance goals based on net income and earnings per share. The number of units awarded to Mr. Kulas for fiscal 2020 will be determined by dividing his LTI target amount by $6.46, the closing trading price of the Company’s Class A Non-Voting Stock on September 30, 2019.

•	Commuting assistance between Dallas and Austin for a period of two years, including temporary housing accommodations in Austin.

•	Other benefits, including executive healthcare and retirement, generally made available to the Company’s other executive officers.
Mr. Kulas will also be entitled to the following severance benefits:

•
If Mr. Kulas’ employment is terminated without cause (or by Mr. Kulas for good reason) within the first 27 months following his start date, he will receive a payment equal to 24 months of base salary, healthcare benefits for 12 months, prorated STI bonus for the year of termination and continued vesting of a pro rata portion of unvested LTI awards.

•	Mr. Kulas will receive similar severance benefits if he terminates his employment for any reason during a three-month window beginning on the second anniversary of his start date.

•
If Mr. Kulas’ employment is terminated without cause (or by Mr. Kulas for good reason) after the first 27 months following his start date, then his severance payment will be similar to that payable to other executive officers in similar circumstances, consisting of 12 months of base salary and continued healthcare benefits.

Severance will not apply in the event that Mr. Kulas voluntarily resigns within the first 24 months, or after the 27th month, following his start date (other than a resignation for good reason as noted above).

Daniel M. Chism, former Chief Financial Officer, has left the Company, effective February 24, 2020. Mr. Chism’s departure is not the result of any issue or concern with the Company’s accounting, financial reporting or internal control over financial reporting. Consistent with the provisions of the offer letter that the Company and Mr. Chism agreed to at the commencement of his employment, the Company has offered Mr. Chism a severance payment equal to 12 months’ base salary ($450,000), subject to the execution of a mutually agreeable separation and release agreement.
Item 7.01 — Regulation FD Disclosure
On February 24, 2020, the Company issued a press release announcing the appointment of Jason A. Kulas as President and Chief Financial Officer. A copy of that press release is furnished as Exhibit 99.1 to this report.
The information set forth, or referred to, in this Item 7.01 shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any registration statement or other filing made by EZCORP under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless such subsequent filing specifically references this Item 7.01 of this Report.
Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated February 24, 2020, announcing the appointment of Jason A. Kulas as President and Chief Financial Officer
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	February 24, 2020	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Chief Legal Officer and Secretary